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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                             ----------------------

                                    FORM 8-K


                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported):  June 1, 2000


                             ----------------------


                                Pinnacle Resources
               (Exact name of registrant as specified in its charter)


        Wyoming                       000-22965                   84-1414869
    --------------------         ----------------         --------------------
     (State or other              (Commission File           (I.R.S. Employer
     jurisdiction of                  Number)              Identification No.)
     incorporation or
      organization)



9600 E. Arapahoe Road, Suite 260, Englewood, Colorado               80112
- --------------------------                                  ------------------
  (Address of principal                                         (Zip Code)
    executive offices)


       Registrant's telephone number, including area code:  (303) 705-8600


                                   NOT APPLICABLE
                                 ------------------
          (Former name or former address, if changed since last report)


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

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

Pinnacle Resources, Inc. (OTC Bulletin Board: PNRR; Frankfurt: PIN) has completed its acquisition of Vanadium and Magnetite Exploration and Development (Pty) Ltd. (V-MED). V-MED, a South African corporation, that holds an exclusive 30-year mineral lease on five contiguous farms covering 17,188 acres adjacent to Pinnacle's platinum-palladium properties near Potgietersrus, South Africa. Pinnacle issued 4,000,000 shares of two year restricted common stock for 100% of VMED, the vanadium and titanium holding company.


Item 7.   FINANCIAL STATEMENTS AND EXHIBITS.

           (a)   financial statements of business acquired
           (b)   pro forma financial information
           (c)    EXHIBITS
                    Agreement of Sale.

REPORT OF THE INDEPENDENT AUDITORS
TO THE MEMBERS OF VANADIUM & MAGNETITE EXPLORATION
AND DEVELOPMENT CO. (SA)
(PROPRIETARY) LIMITED

We have audited the annual financial statements of Vanadium & Magnetite Exploration and Development Co. (SA) (Proprietary) Limited set out on
pages 3 to 11 for the year ended 30 June 2000.   These financial
statements are the responsibility of the directors of the company.   Our
responsibility is to express an opinion on these financial statements based on our audit.

Scope

We conducted our audit in accordance with statements of South African
Auditing Standards.   Those standards require that we plan and perform
the audit to obtain reasonable assurance that the financial statements
are free of material misstatement.   An audit includes:

   - examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements;
   - assessing the accounting principles used and significant estimates made by management, and
   -   evaluating the overall financial statement presentation.

We believe that our audit provides a reasonable basis for our opinion.

Audit opinion

In our opinion, these financial statements fairly present, in all material respects, the financial position of the company at 30 June 2000, and the results of their operations and cash flows for the year then ended in accordance with generally accepted accounting practice, and in the manner required by the Companies Act.

Going concern

Without qualifying our opinion, we draw attention to note 7 in the financial statements, whereby the shareholder has subordinated its loan in favour of creditors of the company until such time as the assets of the company fairly valued, exceed its liabilities.

SUNNINGHILL                          PRICE WATERHOUSE COOPERS, INC.
10 August 2000                       Chartered Accountants (SA)
                                     Registered Accountants and Auditors

VANADIUM AND MAGNETITE EXPLORATION &
DEVELOPMENT CO. (S.A.) PROPRIETARY LIMITED
BALANCE SHEET at 30 June

                                                                   2000                   1999
                                                                    $                        $
                               Note
ASSETS


Current assets
Receivables and prepayments      4                                     105                   -
Cash and cash equivalents        5                                   3,043                  216
                                                                   -------                -----
Total assets                                                         3,148                  216
                                                                   =======              =======

EQUITY & LIABILITIES

Capital & reserves
Share capital                    6                                     682                  682
Retained income                                                    (83,543)             (74,798)
Foreign currency translation reserve                                18,900               11,433
                                                                   -------               ------
                                                                   (63,961)             (62,683)

Non-current liabilities
Loans                             7                                  59,980               59,819

Current liabilities
Payables                          8                                   7,129                3,080
                                                                   --------               ------
Total equity & liabilities                                            3,148                  216
                                                                    =======               ======

VANADIUM AND MAGNETITE EXPLORATION &
DEVELOPMENT CO. (S.A.) PROPRIETARY LIMITED
INCOME STATEMENT
for the year ended 30 June 30, 2000

                                                                       2000                 1999
                                            Notes                        $                    $

Income

Interest received                              3                           7                   31
Operating expenses                                                    (8,752)             (16,388)
                                                                     -------             --------
Loss before tax                                                       (8,745)             (16,357)

Taxation                                                                   -                    -
                                                                     -------              -------
Net loss for the year                                                 (8,745)             (16,357)
                                                                     =======              =======

VANADIUM AND MAGNETITE EXPLORATION &
DEVELOPMENT CO. (S.A.) PROPRIETARY LIMITED
STATEMENTS OF CHANGES IN EQUITY
for the year ended 30 June, 2000

                                                                       2000                 1999
                                            Notes                        $                    $

Share capital

Ordinary shares
  At beginning of year                                                 682                    682
  Ordinary shares issued                                                 -                      -
                                                                     -----                  -----
Total share capital at end of year                                     682                    682
                                                                     =====                  =====

Distributable Reserves

Accumulated Loss
   At beginning of year                                            (74,798)               (58,441)
   Loss for the year                                                (8,745)               (16,357)
                                                                   -------                -------
Total accumulated loss at end of year                              (83,543)               (74,798)
                                                                   =======                =======

VANADIUM AND MAGNETITE EXPLORATION &
DEVELOPMENT CO. (S.A.) PROPRIETARY LIMITED

CASH FLOW STATEMENT
for the year ended 30 June, 2000
                                                                       2000                 1999
                                            Notes                        $                    $
Cash flow from operating activities

Cash receipts from customers                                             -                       -
Cash paid to suppliers and employees                                (4,808)                (15,456)
                                                                    ------                 -------
   Cash flows from operating activities         9                   (4,808)                (15,456)
Interest received                                                        7                      31
                                                                     -----                  ------
  Net cash (utilized in) operating activities                       (4,801)                (15,425)
                                                                    ------                 -------

Cash flows from financing activities

Increase in share capital                                                -                       -
Increase in Foreign currency translation reserve                     7,467                   1,718
Increase in loans                                                      161                  11,247
                                                                    ------                 -------
   Net cash generated by financing activities                        7,628                  12,965

Net(decrease)/Increase in cash and cash equivalents                  2,827                  (2,460)
Cash and cash equivalents at beginning of year                         216                   2,676
                                                                    ------                  ------
Cash and cash equivalents at end of year                             3,043                     216
                                                                    ------                  ------






VANADIUM AND MAGNETITE EXPLORATION &
DEVELOPMENT CO. (S.A.) PROPRIETARY LIMITED

NOTES ON AND FORMING PART OF THE ACCOUNTS
For the period ended June 30, 2000

1.  Basis of preparation

The annual financial statements are prepared on the historical cost
basis.   The following are the principal accounting policies used by the company, which are consistent with those of the previous year.

1.1  Cash and cash equivalents

For the purposes of the cash flow statement, cash and cash equivalent comprise cash in hand, deposits held at call with banks, and
investments in money market instruments, net of bank overdrafts.   In
the balance sheet, bank overdrafts are included in short-term borrowings.

1.2   Foreign currencies

Foreign currency transactions are accounted for at the exchange rates prevailing at the date of the transactions' gains and losses resulting from the settlement of such transactions and from the translation of monetary assets and liabilities denominated in foreign currencies, are
recognized in the income statement.   Such balances are translated at
year-end exchange rates unless hedged by forward foreign exchange contracts, in which case the rates specified in such forward contracts are used.

1.3   Revenue recognition

Income earned by the company in the form of interest is recognized on an accrual basis.

2  Profit/(loss) before tax

The following items have been charged in arriving at the loss for the year:

                                                2000                 1999
                                                  $                    $
Auditors' remuneration
  Audit fees - current                          3,272               270
                                                -----              ----
3 Finance income

                                                2000                 1999
                                                  $                    $
Interest received
   Bank                                           7                    31
                                              -----                ------
4 Receivables and prepayments
                                                2000                 1999
                                                  $                    $
   Advance to director                           105                    -
                                               -----                -----
5 Cash and cash equivalents
                                                2000                 1999
                                                  $                    $
   Bank balances                                3,043                 216
                                               ------              ------
6   Share capital
                                                2000                 1999
                                                  $                    $
Authorized
4000 ordinary shares of R1 each
(1999: 4000 shares of R1 each)                   682                   682
                                              ------                ------
Issued
4000 shares of R1 each
(1999: 4000 shares of R1 each)                   682                   682
                                              ------                ------
Total issued share capital                       682                   682
                                              ======                ======




7 Loans from holding company and shareholders
                                                2000                 1999
                                                  $                    $
Unsecured, interest-free loan
These loans are subordinated in favour
   of other creditor until such time as
   the solvency of the company is restored.   59,980                59,819
                                              ------                ------

8 Payables
                                                2000                 1999
                                                 $                     $
Accruals for audit fees                        3,090                 2,483
Accruals for accounting fees                   4,039                   597
                                             -------                ------
                                               7,129                 3,080
                                             -------                ------

9 Cash flows from operating activities

Operating profit/loss                         (8,745)              (16,357)
Adjusted for
   Interest                                       (7)                  (31)
                                             -------               -------
                                              (8,752)              (16,388)
                                             -------               -------

Movement in current assets and liabilities
      Increase in payables                     4,049                   932
      Increase in receivables and prepayments   (105)                    -
                                              ------                ------
Cash flows from operating activities          (4,808)              (15,456)
                                              ------               -------

PINNACLE RESOURCES, INC.
(A Development Stage Company)

UNAUDITED PRO FORMA COMBINED BALANCE SHEET
AS OF JUNE 30, 2000

UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2000
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2000

The unaudited Pro Forma Combined Balance Sheet as of June 30, 2000 and unaudited Pro Forma Combined Statements of Operations for the three months ended September 30, 2000 and the year ended June 30, 2000 (collectively the Pro Forma Combined Financial Statements) give effect to the acquisition by Pinnacle Resources, Inc. of all of the outstanding common stock of Vanadium and Magnetite Exploration & Development Co.
(S.A.) Proprietary Limited.   The transaction was recorded at book value
in accordance with paragraph 26 of Accounting Principles Board "APB" Opinion No. 29. The pro forma combined financial statements were taken from the financial statements of Pinnacle Resources, Inc. and Vanadium and Magnetite Exploration & Development Co. (S.A.) Proprietary Limited as of and for the three months ended September 30, 2000 and for the year
ended June 30, 2000.   The acquisition is reflected as if it consummated
as of September 30, 2000.

The Pro Forma Combined Statements of Operations were prepared assuming that the acquisition described above was consummated as of the beginning of each period presented. The Pro Forma Combined Balance Sheet includes the accounting entries for the acquisition and was prepared assuming that the transaction was consummated as of June 30, 2000.

The unaudited Pro Forma Combined Financial Statements are based upon historical financial statements of the Registrant and Vanadium and Magnetite Exploration & Development Co. (S.A.) Proprietary Limited.

 The pro forma adjustments and the resulting pro forma combined financial statements have been prepared based upon available information and certain assumptions and estimates deemed appropriate by the Registrant.

The Pro Forma Combined Balance Sheet and the Pro Forma Combined Statements of Operations are not necessarily indicative of the results of operations that actually would have been achieved had the acquisition been consummated as of the dates indicated, or that may be achieved in the future. Furthermore, the Pro Forma Combined Financial Statements do not reflect changes that may occur as the result of post-combination activities and other matters.

The Pro Forma Combined Financial Statements and notes thereto should be read in conjunction with the accompanying historical financial statements and notes thereto of Vanadium and Magnetite Exploration & Development Co. (S.A.) Proprietary Limited and the audited financial statements of the Registrant in its Annual Report on Form 10-KSB for the year ended June 30, 2000.

PINNACLE RESOURCES, INC.
(A Development Stage Company)

Unaudited Pro Forma Condensed, Combined Financial Information
June 30, 2000

The following unaudited pro forma condensed, combined balance sheet and pro forma condensed, combined statement of operations give effect to the acquisition by Pinnacle Resources, Inc of all of the outstanding common stock of Vanadium and Magnetite Exploration & Development Co. (S.A.) Proprietary Limited.

These unaudited pro forma condensed, combined statements are not necessarily indicative of results of operations had the acquisitions occurred at July 1, 2000, nor the results to be expected in the future.

The following footnotes should be read in understanding pro forma adjustments to the unaudited pro forma condensed, combined statements:

A. The merger was a transaction accounted for at historical cost.

B. reconciliation of the number of shares of the Registrant's common stock outstanding after the acquisition is as folows:

Shares of Common Stock outstanding prior to acquisition:     5,890,000
Number of shares of common stock issued in acquisition of
    Vandium and Magnetite Explration Development Co. (S.A.)
     Proprietary Limited                                      4,000,000
                                                              ---------
Shares of common stock outstanding after acquisition          9,890,000
                                                       =========

PRO FORMA CONDENSED COMBINED
Balance Sheet
June 30, 2000

                                                       Vanadium &
                                                       Magnetite Ex-
                                                       Ploration and
                                      Pinnacle         Development
                                      Resources        Co (SA)          Pro forma         Pro Forma
                                       Inc.            (PTY) LTD        Adjustments       Combined
                                     ----------        --------------   -----------       ---------
Assets
Current Assets:
Cash                                 $  44,865        $     3,043       $       -         $  47,908
Receivables and prepayments                  -                105               -               105
Receivables, other                      81,410                  -               -            81,410
                                     ---------         ----------        --------          --------
Total current assets                   126,275              3,148               -           129,424
Property and equipment, net             75,777                  -               -            75,777
Note Receivable, net                         -                  -               -                 -
Goodwill, net                          389,387                  -               -           389,387
                                      --------         ----------        --------          --------
                                      $591,439        $     3,148      $        -         $ 594,587
                                    ==========        ===========      ==========         =========
Liabilities and Shareholders' Deficit
Current Liabilities
Accounts payable, trade               $ 65,924        $     7,129      $        -         $ 73,053
Note payable                           100,000                  -               -          100,000
Accrued interest payable                11,425                  -               -           11,425
Advances payable to shareholders
  And officer                        1,548,606                  -               -        1,548,606
                                     ---------         ----------        --------        ---------
Total Current Liabilities            1,725,955             7,129                -        1,733,084

Non-current liabilities
Loans                                       -             59,980                -           59,980
                                     ---------           --------         ---------      ---------
Total liabilities                   1,725,955             67,109                -        1,793,064
                                    ---------           --------          ---------      ---------
Minority interest                         352                  -                 -             352
                                    --------           ----------         ---------      ---------
Shareholders' deficit
Preferred Stock                             -                  -                 -               -
Common stock                               59                682              (642)             99
Additional paid-in capital            663,941                  -                 -         663,941
Cumulative translation adjustment      91,192              18,900                 -        110,092
Retained deficit                   (1,890,060)            (83,543)              642     (1,972,961)
                                   ----------            ---------        ----------     -----------
Total shareholders' deficit        (1,134,868)            (63,961)                -      (1,198,829)
                                   ----------            --------        -----------     -----------
                                  $   591,493            $  3,148        $        -  $      594,587
                                   ==========            ========          =========   ============

See accompanying notes to pro forma financial information

PRO FORMA CONDENSED COMBINED
Statement of Operations
For the Year Ended June 30, 2000

                                                       Vanadium &
                                                       Magnetite Ex-
                                                       Ploration and
                                      Pinnacle         Development
                                      Resources        Co (SA)          Pro forma         Pro Forma
                                       Inc.            (PTY) LTD        Adjustments       Combined
                                     ----------        --------------   -----------       ---------
Operating expenses

Prospecting costs                    $ 1,018,795      $          -     $         -    $  1,018,795
General and administrative               224,391             8,752               -         233,143
Legal and accounting fees                155,061                 -               -         155,061
Travel                                   142,087                 -               -         142,087
Depreciation and amortization             96,344                 -               -          96,344
Foreign currency transaction loss         42,770                 -               -          42,770
                                      ----------       ------------     -----------    -----------
Total operating expenses               1,679,448            8,752                -       1,688,200
                                      ----------        -----------      ----------     ----------
Operating loss                        (1,679,448)          (8,752)               -      (1,688,200)

Nonoperating income (expense):                                                                   -
Write-down of notes receivable          ( 37,517)               -               -         (37,517)
Interest expense                        ( 48,710)               -               -         (48,710)
Interest Income                            16,908               7               -           16,915
                                      -----------         -------        -------         ---------
                                       (1,748,767)         (8,745)             -        (1,757,512)

Income taxes                                    -               -              -                 -
                                       ----------        --------       --------       -----------
                                      $(1,748,767)        $(8,745)       $     -       $(1,757,512)
                                      ===========        ========       ========       ===========
Net loss per common share
Basic and diluted                      $   (0.31)       $  (0.13)       $      -       $    (0.18)
                                       =========       =========        ========      ===========
Weighted average common shares
Basic and diluted                      5,574,167                       4,000,000        9,574,167
                                       =========                     ===========      ===========

PINNACLE RESOURCES, INC.
(A Development Stage Company)

Unaudited Pro Forma Condensed, Combined Financial Information
For the Three Months Ended September 30, 2000

The following unaudited pro forma condensed, combined statement of operations gives effect to the acquisition by Pinnacle Resources, Inc. of all of the outstanding common stock of Vanadium and Magnetite
Exploration & Development Co. (S.A.) Proprietary Limited.

This unaudited pro forma condensed, combined statement of operations is not necessarily indicative of results of operations had the acquisitions occurred at July 1, 2000 nor the results to be expected in the future.

The following footnote should be read in understanding pro forma adjustments to the unaudited pro forma condensed, combined statement.

A). The Company changed from one generally accepted accounting principle to another. See the financial statements filed with the most recent Form 10-KSB for full disclosure of the change in accounting principle.

PRO FORMA CONDENSED COMBINED
Statement of Operations
For the Three Months Ended September 30, 2000

                                                       Vanadium &
                                                       Magnetite Ex-
                                                       Ploration and
                                      Pinnacle         Development
                                      Resources        Co (SA)          Pro forma         Pro Forma
                                       Inc.            (PTY) LTD        Adjustments       Combined
                                     ----------        --------------   -----------       ---------
Operating expenses

Prospecting costs                   $  10,895          $      -         $        -       $   10,895
General and administrative             74,730                 -                  -           74,730
Legal and accounting fees               2,845                 -                  -            2,845
Travel                                    585                                                   585
Depreciation and amortization          30,469                 -                   -          30,469
Foreign currency transaction loss           -                 -                   -               -
                                    ---------           -------------    -------------    ---------
Total operating expenses              119,524                 -                   -         119,524
                                    ---------          --------------    -------------    ---------
Operating loss                       (119,524)                -                   -        (119,524)

Nonoperating income (expense):              -                 -                   -               -
Write-down of notes receivable              -                 -                   -               -
Interest expense                        1,503                 -                   -           1,503
Other Income                            3,860                 -                   -           3,860
Interest Income                        (1,918)                -                   -          (1,918)
                                    ---------            ---------        ----------      ---------
                                     (116,079)                                             (116,079)
 Income taxes                              -                  -                   -               -
                                   ----------           ----------        ----------    -----------
                                   $ (116,079)          $                 $             $  (116,079)
                                    =========            ==========        ==========      =========

Net loss per common share
Basic and diluted                  $    (0.02)          $         -       $        -     $     (0.01)
                                   ==========           ===========       ==========     ===========
Weighted average common shares
Basic and diluted                   5,574,167                              4,000,000        9,574,167
                                    =========                             ==========     ============

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      PINNACLE RESOURCES, INC.


Date: May 17, 2001                        By: /s/ Glen R. Gamble
                                          ----------------------------
                                          Glen R. Gamble
                                          President